Exhibit 99.02

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans acquired by Bank of America, N.A. through a bulk purchase. The review included a total of 1,052 newly originated residential mortgage loans acquired through a bulk purchase in connection with the securitization identified as OBX 2026-INV2 (the “Securitization”). Credit, Compliance, Property Valuation, and Data Integrity reviews were performed on a population of 1,025 loans. Credit, Compliance, Property Valuation, Data Integrity, and Tax and Title reviews were performed on a population of 27 loans. The Review was conducted from August 2025 through March 2026 on mortgage loans originated between July 2025 and February 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule
i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
iv.	Confirm a full three (3) day rescission period was provided to the borrower

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (1,052 loans in total):

Six hundred (600) loans had CU scores of 2.5 or less or were eligible for Collateral Rep and Warranty relief.

Three (3) loans had a Secondary Appraisal, three hundred ninety-eight (398) loans had an AVM, eleven (11) loans had an exterior-only appraisal, zero (0) loans had a Field Review, and one hundred eighty-eight (188) loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, or was inconclusive, then an additional valuation product was completed. There were forty-two (42) occurrences of this.

Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one thousand and fifty-two (1,052) mortgage loans reviewed, nine hundred seventy-nine (979) unique mortgage loans (93.06% by loan count) had a total of two thousand fifty-two (2,452) discrepancies across forty-four (44) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Total Qualified Assets Post-Close	721	29.40%
Escrow Waiver in File	421	17.17%
Property Address	291	11.87%
Qualifying FICO	204	8.32%
Qualifying CLTV	181	7.38%
Qualifying LTV	180	7.34%
Total Closing Costs	84	3.43%
Borrower 1 Self-Employment Flag	64	2.61%
Borrower 2 Self-Employment Flag	47	1.92%
Borrower 1 First Name	38	1.55%
Borrower 1 Last Name	26	1.06%
Borrower 1 FTHB	18	0.73%
Borrower 2 First Name	17	0.69%
Borrower 1 Citizen	17	0.69%
Primary Appraised Property Value	16	0.65%
Occupancy	13	0.53%
Borrower 1 SSN	11	0.45%
Amortization Term	11	0.45%
First Payment Date	9	0.37%

Number of Units	8	0.33%
Qualifying Total Debt Income Ratio	7	0.29%
Borrower 2 SSN	7	0.29%
Initial Monthly P&I Or IO Payment	7	0.29%
Borrower 2 Citizen	5	0.20%
Property City	4	0.16%
Seller Name	4	0.16%
Originator Doc Type	4	0.16%
Borrower 4 Origination FICO	4	0.16%
Loan Purpose	4	0.16%
Loan Program	4	0.16%
Note Date	3	0.12%
Percent of Borrower's Funds for Down Payment	3	0.12%
Interest Rate	3	0.12%
Property Zip Code	2	0.08%
Borrower 1 Marital Status	2	0.08%
Underwriting Guideline Name	2	0.08%
Property State	2	0.08%
Loan Amount	2	0.08%
Borrower 2 Marital Status	1	0.04%
Borrower 3 Self-Employment Flag	1	0.04%
Underwriting Guideline Product Name	1	0.04%
Property Type	1	0.04%
Loan ID	1	0.04%
Risk Assessment	1	0.04%
Grand Total	2,452	100.00%

TAX AND TITLE REVIEW RESULTS SUMMARY

Twenty-seven (27) loans within the population had Tax and Title reviews, of which, none were found to have defects that could impact current lien position.

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	946	$353,782,708.00	89.92%
Event Grade B	106	$37,357,459.00	10.08%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	1,052	$391,140,167.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	1,039	98.76%
Event Grade B	13	1.24%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	1,052	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	1,039	98.76%
Event Grade B	13	1.24%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	1,052	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	971	92.30%
Event Grade B	81	7.70%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	1,052	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	HMDA Data Tape Not Provided	1037
		Third Party Fraud Report not Provided	295
		HMDA Discrepancy(s) Noted	159
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	66
		Audited DTI Exceeds AUS DTI	35
		Borrower 1 Credit Report is Incomplete	31
		Borrower 1 3rd Party VOE Prior to Close Missing	22
		Title Document Missing	14
		Business Purpose Affidavit/Disclosure Missing	12
		Audited DTI Exceeds Guideline DTI	11
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	11
		The Total Hazard Coverage is LESS than the Required Coverage Amount	11
		Missing US Patriot Act Disclosure or ID	11
		Borrower 2 3rd Party VOE Prior to Close Missing	10
		AUS Partially Provided	10
		Audited Reserves are less than AUS Required Reserves (Dollar Amount)	9
		Income and Employment Do Not Meet Guidelines	9
		Hazard Insurance Effective Date is after the Disbursement Date	9
		Missing VOM or VOR	7
		Borrower 1 Executed 4506-T Missing	7
		Fraud Report Shows Uncleared Alerts	7

No Credit Findings	6
Borrower 2 Executed 4506-T Missing	6
PUD Rider is Missing	5
Asset Qualification Does Not Meet Guideline Requirements	5
AUS Not Provided	5
Borrower 1 W2/1099 Missing	5
Verification of Borrower Liabilities Missing or Incomplete	5
Missing income documentation	4
Potential Fraud Reflected on Fraud Report	4
Missing Property Tax Cert	4
Rent Loss Insurance Missing	4
Borrower 1 Tax Returns Not Signed	4
The Deed of Trust is Incomplete	4
Missing Verification of Mortgage	3
HO6 Master Insurance Policy is Missing	3
Hazard Insurance Policy is Missing	3
Income/Employment General	3
Missing Credit Report Supplement	3
Missing explanation and supporting documentation for large deposit(s)	3
Asset 1 Does Not Meet Guideline Requirements	3
Missing final HUD-1 from sale of non-subject property	3
HO-6 Insurance Policy is Missing	2
SCIF Document Missing	2
Audited Reserves are less than Guideline Required Reserves (Number of Months)	2
Asset 1 Expired	2
The Final 1003 is Missing	2
Housing History Does Not Meet Guideline Requirements	2
OFAC Check Not Completed and/or Cleared	2
Income 3 Months Income Verified is Missing	2
Borrower 2 Credit Report is Missing	2
Asset Documents are Incomplete	2
Asset 2 Expired	2
Borrower 2 IRS Transcripts Missing	2
Asset 4 Does Not Meet Guideline Requirements	2
Borrower 2 Non-US Citizen Identification Document Missing	2
Borrower 1 Personal Tax Returns Missing	2
Borrower Non-US Citizen Identification Document Missing	2

Other Property Insurance Policy Missing	2
Borrower residency documentation not provided or issue with documentation	2
Borrower 1 Photo Identification not provided	2
Audited Interested Party Contribution Exceeds Guideline Program Maximum	2
Satisfactory Chain of Title not Provided	2
Asset 2 Does Not Meet Guideline Requirements	2
Second Home Rider is Missing	2
Borrower 1 Credit Report is Expired	2
The Deed of Trust is Missing	2
Audited Reserves are less than AUS Required Reserves (Number of Months)	2
The Note is Missing	2
All Interested Parties Not Checked with Exclusionary Lists	2
Audited AUS Interested Party Contribution Exceeds Guideline Program Maximum	2
Assets do not meet guideline requirements	2
Borrower 1 IRS Transcripts Missing	2
Flood Insurance Effective Date is after the Disbursement Date	2
1-4 Family Rider is Missing	2
Asset 5 Does Not Meet Guideline Requirements	1
Employment Gaps in Employment Without Sufficient Explanation	1
The Note is Incomplete	1
Borrower 1 Business Tax Returns Missing	1
Flood Insurance Minimum Coverage Not Met	1
Borrower 1 CPA Letter Missing	1
Asset 1 Missing	1
Missing Closing/Final Verbal VOE	1
Title Coverage is Less than Subject Lien	1
Audited HCLTV Exceeds AUS HCLTV	1
Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1
Borrower 2 Tax Returns Not Signed	1
Purchase is not considered to be an Arm's Length Transaction	1
Borrower 2 W2/1099 Missing	1
Hazard Insurance Policy is Partial	1
Missing Income - Business Tax Returns	1
HO6 Insurance Policy Effective Date is after the Note Date	1

		Borrower 2 WVOE Missing	1
		Borrower 2 Citizenship Documentation not provided	1
		Missing letter of explanation	1
		Audited FICO is less than AUS FICO	1
		Missing Letter of Explanation (Assets)	1
		FEMA Declared Disaster - For Information Only	1
		Missing Letter of Explanation (Credit)	1
		ATR: Current Employment Not Verified	1
		Missing Payment History	1
		Purchase Contract is Expired	1
		Missing Personal Guaranty	1
		Borrower 1 Paystubs Less Than 1 Month Provided	1
		Borrower has less than 2 FICO scores and does not meet minimum required to be scored.	1
		Audited CLTV Exceeds AUS CLTV	1
		Missing Tax Cert	1
		Asset 3 Expired	1
		Missing Taxpayer First Act Disclosure	1
		The Final 1003 is Incomplete	1
		Missing Trust Agreement	1
		The Initial 1003 is Missing	1
		Asset 4 Expired	1
		Borrower 1 1040 Schedule E Missing	1
		Borrower 1 Credit Report is Missing	1
		Borrower 2 Credit Report is Incomplete	1
		Audited LTV Exceeds AUS LTV	1
		Income 1 Months Income Verified is Missing	1
		Condo Rider is Missing	1
		Income 4 Months Income Verified is Missing	1
		Condominium Project is Non-Warrantable	1
		Flood Certificate Missing	1
		Total Credit Grade (A) Exceptions:	1,981
	B	Audited DTI Exceeds AUS DTI	5
		Audited DTI Exceeds Guideline DTI	5
		Hazard Insurance Effective Date is after the Disbursement Date	1
		Income and Employment Do Not Meet Guidelines	1
		AUS Partially Provided	1
		Total Credit Grade (B) Exceptions:	13
Compliance	A	Missing Required Affiliated Business Disclosure	76

	Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	47
	Charges That Cannot Increase Test	20
	eSigned Documents Consent is Missing	10
	No Compliance Findings	9
	Initial Closing Disclosure Delivery Date Test	7
	Charges That In Total Cannot Increase More Than 10% Test	7
	Lender Credits That Cannot Decrease Test	3
	Initial Loan Estimate Delivery Date Test (from application)	3
	Homeownership Counseling Disclosure Is Missing	3
	Escrow Waiver is Missing	3
	Missing Initial Escrow Disclosure	3
	Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	2
	Intent to Proceed is Missing	2
	TRID Post-Consummation Reason for Redisclosure Validation Test	2
	Or. Rev. Stat. Ann. § 746.201 Collateral Protection Notice was not provided (Disclosure Page v2)	2
	The Note is Not Executed	1
	Collateral Protection Act, Mo. Rev. Stat. §§ 427.120; 427.125 - Collateral Protection Notice was not provided	1
	RESPA Homeownership Counseling Organizations Disclosure Date Test	1
	TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
	Settlement Cost Booklet has not been entered	1
	TRID "Section A. Origination Charges" Validation Test	1
	Dual Broker Compensation Test	1
	Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
	TRID Disclosure Delivery Date Validation Test	1
	Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	1
	Qualified Mortgage Lending Policy Points and Fees Test	1
	Missing Credit Score Disclosure (FACTA)	1
	Total Compliance Grade (A) Exceptions:	211
B	Charges That Cannot Increase Test	5
	Qualified Mortgage Safe Harbor Threshold	4
	Charges That In Total Cannot Increase More Than 10% Test	3
	Temporary Buydown Agreement was not provided	1
	Total Compliance Grade (B) Exceptions:	13

Property	A	Third Party Valuation Product Not Provided within 10% Tolerance	447
		No Property Findings	9
		HOA Questionnaire is Missing	4
		HOA Does Not Meet Guidelines	2
		Subject property appraisal is not on an as-is basis (Primary Value)	2
		Appraisal is Missing	2
		Property/Appraisal General	1
		Property Inspection Waiver Used at Origination	1
		FEMA Post Disaster Inspection Report not Provided	1
		The appraiser was not licensed (Primary Value)	1
		1004D Completion Report is not on an as-is basis	1
		Condo Approval Missing	1
		Missing Private Road Maintenance Agreement	1
		Total Property Grade (A) Exceptions:	473
	B	Property Inspection Waiver Used at Origination	81
		Total Property Grade (B) Exceptions:	81

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.

Credit Event Grades
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.